UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2012

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7605

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 on Form 8-K/A (this “Amendment”) is an amendment to the Current Report on Form 8-K of Walter Investment Management Corp. (the “Company”) dated November 1, 2012 and filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2012, as amended by Amendment No. 1 on Form 8-K/A filed with the SEC on January 17, 2013 (the “Original 8-K”). As previously reported in the Company’s Current Report on Form 8-K dated May 31, 2013 and filed with the SEC on June 6, 2013, the Company’s management has concluded that the historical audited and unaudited financial statements of Reverse Mortgage Solutions, Inc. (“RMS”), which is now an indirect wholly-owned subsidiary of the Company following its acquisition by the Company (the “RMS Acquisition”), filed as Exhibits 99.1 and 99.2, and the unaudited pro forma financial information filed as Exhibit 99.3, to the Original 8-K should no longer be relied upon. The purpose of this Amendment is to replace Exhibits 99.1, 99.2 and 99.3 to the Original 8-K with restated audited and unaudited financial statements filed as Exhibits 99.1, 99.2 and 99.3, and corrected unaudited pro forma financial information filed as Exhibit 99.4, and to file a new accountant’s consent as Exhibit 23.1. Apart from the foregoing, no changes have been made to the information set forth in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The following restated historical financial statements are filed as Exhibits 99.1, 99.2 and 99.3, respectively, hereto:

•	audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010, and the report of RMS’ independent registered public accounting firm dated October 15, 2012 (except for notes 1, 13 and 16, as to which the date is September 9, 2013);

•	unaudited historical interim consolidated financial statements of RMS as of and for the six months ended June 30, 2012 and related footnotes; and

•	unaudited historical interim consolidated financial statements of RMS as of and for the nine months ended September 30, 2012 and related footnotes.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information with respect to the RMS Acquisition is filed as Exhibit 99.4 hereto:

•	unaudited pro forma condensed combined balance sheet as of September 30, 2012;

•	unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012; and

•	unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of McConnell & Jones, LLP, Independent Registered Public Accounting Firm.

99.1	Audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010.

99.2	Unaudited historical interim consolidated financial statements of RMS as of and for the six months ended June 30, 2012 and related footnotes.

99.3	Unaudited historical interim consolidated financial statements of RMS as of and for the nine months ended September 30, 2012 and related footnotes.

99.4	Unaudited pro forma condensed combined balance sheet as of September 30, 2012; unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012; and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: September 24, 2013	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of McConnell & Jones, LLP, Independent Registered Public Accounting Firm.

99.1	Audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010.

99.2	Unaudited historical interim consolidated financial statements of RMS as of and for the six months ended June 30, 2012 and related footnotes.

99.3	Unaudited historical interim consolidated financial statements of RMS as of and for the nine months ended September 30, 2012 and related footnotes.

99.4	Unaudited pro forma condensed combined balance sheet as of September 30, 2012; unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012; and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011.